SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 28, 2017

OMNOVA SOLUTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	25435 Harvard Road, Beachwood, Ohio	44122-6201
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 682-7000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
Beginning with its quarterly report on Form 10-Q filed on June 28, 2017 for the fiscal quarter ended May 31, 2017, OMNOVA Solutions Inc. (the "Company") began reporting its financial results under two new reporting segments: "Performance Materials", a segment comprised of the Company's mature business lines, and "Specialty Solutions", a segment focused on the Company's higher growth, specialty business lines. The business lines within the Company's prior reporting segments, Performance Chemicals and Engineered Surfaces, were reorganized into the new segments based on their alignment with each segment's primary characteristics.
Attached to this Current Report on Form 8-K as Exhibit 99.1 is unaudited supplemental segment information, reflecting the new segment reporting structure, for the quarterly periods in fiscal 2017, 2016, and 2015. Also attached as Exhibit 99.2 are the unaudited non-GAAP reconciliations for the first quarterly period in fiscal 2017 and quarterly periods in fiscal 2016 and fiscal 2015, reflecting the new segment reporting structure.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description
Exhibit 99.1	Unaudited Reportable Segments Supplemental Information
Exhibit 99.2	Unaudited Non-GAAP Measures Supplemental Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Frank P. Esposito
Name:	Frank P. Esposito
Title:	Assistant General Counsel & Corporate Secretary
Date:	June 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Unaudited Reportable Segments Supplemental Information
Exhibit 99.2	Unaudited Non-GAAP Measures Supplemental Information